EXHIBIT 10.3

EXECUTION COPY

AMENDMENT NO. 1

Dated as of February 8, 2016

to

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 29, 2015

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of February 8, 2016 by and among The Scotts Miracle-Gro Company, an Ohio corporation (the “Company”), The Scotts Company LLC, an Ohio limited liability company, Scotts Australia PTY Ltd., a company incorporated in Australia, Scotts Canada Ltd., a company organized under the laws of Canada, Scotts Holdings Limited, a private limited company incorporated in England and Wales, The Scotts Company (UK) Limited, a private limited company incorporated in England and Wales, Scotts Treasury EEIG, a European economic interest grouping (each together with the Company and the other Subsidiary Borrowers, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Fourth Amended and Restated Credit Agreement dated as of October 29, 2015 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.    Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)    Section 5.11(b) of the Credit Agreement is hereby amended by replacing the word “promptly” appearing therein with the words “promptly and in any event within thirty (30) days of such creation or acquisition (or such later date as is agreed to by the Administrative Agent in its reasonable discretion)”.

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2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Parties and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3.    Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects), except to the extent such representations and warranties specifically refer to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

4.    Reference to and Effect on the Credit Agreement.

(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)    This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

THE SCOTTS MIRACLE-GRO COMPANY, as the Company By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

THE SCOTTS COMPANY LLC, as a Subsidiary Borrower By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

EG SYSTEMS, INC., as a Subsidiary Borrower By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

GUTWEIN & CO., INC., as a Subsidiary Borrower By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

HYPONEX CORPORATION, as a Subsidiary Borrower By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SCOTTS MANUFACTURING COMPANY, as a Subsidiary Borrower By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SCOTTS TEMECULA OPERATIONS, LLC, as a Subsidiary Borrower By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SMG GROWING MEDIA, INC., as a Subsidiary Borrower By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SCOTTS AUSTRALIA PTY LTD., as a Subsidiary Borrower By: /s/ AIMEE M. DELUCA Name: Aimee M. DeLuca Title: Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SCOTTS CANADA LTD., as a Subsidiary Borrower By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: EVP and Chief Financial Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SCOTTS HOLDINGS LIMITED, as a Subsidiary Borrower By: /s/ AIMEE M. DELUCA Name: Aimee M. DeLuca Title: Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

THE SCOTTS COMPANY (UK) LIMITED, as a Subsidiary Borrower By: /s/ AIMEE M. DELUCA Name: Aimee M. DeLuca Title: Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SCOTTS TREASURY EEIG, as a Subsidiary Borrower By: /s/ MARK J. WEAVER Name: Mark J. Weaver Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

JPMORGAN CHASE BANK, N.A., individually as a Lender, as a Swingline Lender, as an Issuing Bank and as Administrative Agent By: /s/ TONY YUNG Name: Tony Yung Title: Executive Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

BANK OF AMERICA, N.A., individually as a Lender and as an Issuing Bank By: /s/ NICHOLAS CHENG Name: Nicholas Cheng Title: Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as an Issuing Bank By: /s/ PETER R. MARTINETS Name: Peter R. Martinets Title: Managing Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

COBANK, ACB, as a Lender By: /s/ HAL NELSON Name: Hal Nelson Title: Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

MIZUHO BANK, LTD., as a Lender By: /s/ DAVID LIM Name: David Lim Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (formerly known as COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH),
as a Lender

By:   /s/ ERIN THOMAS-WALKER

Name: Erin Thomas-Walker

Title:   Vice President

By:   /s/ PETER DUNCAN

Name: Peter Duncan

Title:   Managing Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

TD BANK, N.A., as a Lender By: /s/ MICHELE DRAGONETTI Name: Michele Dragonetti Title: Senior Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ JEFFREY E. HASTINGS Name: Jeffrey E. Hastings Title: Market President, Central Ohio

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

THE BANK OF NOVA SCOTIA, as a Lender By: /s/ RAFAEL TOBON Name: Rafael Tobon Title: Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

CITIZENS BANK OF PENNSYLVANIA, as a Lender By: /s/ CARL S. TABACJAR, JR. Name: Carl S. Tabacjar, Jr. Title: Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

FIFTH THIRD BANK, as a Lender By: /s/ MICHAEL J. SCHALTZ, JR. Name: Michael J. Schaltz, Jr. Title: Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

COMPASS BANK, as a Lender By: /s/ SANDRA CENTA Name: Sandra Centa Title: Senior Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ DAVID W. KEE Name: David W. Kee Title: Managing Director

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

THE NORTHERN TRUST COMPANY, as a Lender By: /s/ JOHN DI LEGGE Name: John Di Legge Title: Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender By: /s/ SHANE PRICHARD Name: Shane Prichard Title: Lending Officer

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: /s/ JERRY LI Name: Jerry Li Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

TRISTATE CAPITAL BANK, as a Lender By: /s/ ELLEN FRANK Name: Ellen Frank Title: Senior Vice President

Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

EXHIBIT A

Consent and Reaffirmation

(a)
Save for the Administrative Agent (as defined below), each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Fourth Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of October 29, 2015, by and among The Scotts Miracle-Gro Company, an Ohio corporation (the “Company”), The Scotts Company LLC, an Ohio limited liability company, Scotts Australia PTY Ltd., a company incorporated in Australia, Scotts Canada Ltd., a company organized under the laws of Canada, Scotts Holdings Limited, a private limited company incorporated in England and Wales, The Scotts Company (UK) Limited, a private limited company incorporated in England and Wales, Scotts Treasury EEIG, a European economic interest grouping (each together with the Company and the other Subsidiary Borrowers, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of February 8, 2016 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Collateral Agreement and any other Loan Document executed by it and acknowledges and agrees that the Collateral Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

(b)
In addition, notwithstanding any other provision of the Credit Agreement, Scotts-Sierra Investments, LLC hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent, as creditor in its own right and not as representative of the other Lenders, sums equal to and in the currency of each amount payable by Scotts-Sierra Investments, LLC to each of the Lenders under each of the Loan Documents to which it is a party as and when that amount falls due for payment under the relevant Loan Document or would have fallen due but for any discharge resulting from failure of another Lender to take appropriate steps, in insolvency proceedings affecting Scotts-Sierra Investments, LLC , to preserve its entitlement to be paid that amount. The Administrative Agent shall have its own independent right to demand payment of the amounts payable by Scotts-Sierra Investments, LLC under this paragraph (b), irrespective of any discharge of Scotts-Sierra Investments, LLC’s obligation to pay those amounts to the other Lenders resulting from failure by them to take appropriate steps, in insolvency proceedings affecting Scotts-Sierra Investments, LLC, to preserve their entitlement to be paid those amounts. Any amount due and payable by Scotts-Sierra Investments, LLC to the Administrative Agent under this paragraph (b) shall be decreased to the extent that the other Lenders have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the relevant Loan Documents and any amount due and payable by Scotts-Sierra Investments, LLC to the other Lenders under those provisions shall be decreased to the extent that the Administrative Agent has received (and is able to retain) payment in full of the corresponding amount under this paragraph (b). The rights of the Lenders (other than the Administrative Agent) to receive payment of amounts payable by Scotts-Sierra Investments, LLC under the Loan Documents to which it is a party are several and are separate and independent from, and without prejudice to, the rights of the Administrative Agent to receive payment under this paragraph (b). All amounts from time to time received or recovered by the Administrative Agent under this paragraph (b) and/or in connection with the realization and enforcement of all or any part of the Security Documents shall be held by the Administrative Agent in trust to apply in accordance with the terms of the relevant Loan Documents.

(c)	This Consent and Reaffirmation shall be construed in accordance with and governed by the laws of the State of New York.

Dated February 8, 2016

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

MIRACLE-GRO LAWN PRODUCTS, INC.

By: __/s/ THOMAS RANDAL COLEMAN______
Name: Thomas Randal Coleman
Title: EVP and Chief Financial Officer

OMS INVESTMENTS, INC.

By: __/s/ AIMEE M. DELUCA________________
Name: Aimee M. DeLuca
Title: President and CEO

SCOTTS PRODUCTS CO.

By: __/s/ THOMAS RANDAL COLEMAN______
Name: Thomas Randal Coleman
Title: EVP and Chief Financial Officer

SCOTTS PROFESSIONAL PRODUCTS CO.

By: __/s/ THOMAS RANDAL COLEMAN______
Name: Thomas Randal Coleman
Title: EVP and Chief Financial Officer

SCOTTS-SIERRA INVESTMENTS LLC

By: __/s/ AIMEE M. DELUCA________________
Name: Aimee M. DeLuca
Title: President and CEO

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

SWISS FARMS PRODUCTS, INC.

By: __/s/ AIMEE M. DELUCA________________
Name: Aimee M. DeLuca
Title: President and CEO

SANFORD SCIENTIFIC, INC.

By: __/s/ THOMAS RANDAL COLEMAN______
Name: Thomas Randal Coleman
Title: EVP and Chief Financial Officer

ROD MCCLELLAN COMPANY

By: __/s/ THOMAS RANDAL COLEMAN______
Name: Thomas Randal Coleman
Title: EVP and Chief Financial Officer

SMGM LLC

By: __/s/ THOMAS RANDAL COLEMAN______
Name: Thomas Randal Coleman
Title: EVP and Chief Financial Officer

SLS FRANCHISE SYSTEMS LLC

By: __/s/ JIM GIMESON_____________________
Name: Jim Gimeson
Title: President

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

GENSOURCE, INC.

By: __/s/ AIMEE M. DELUCA________________
Name: Aimee M. DeLuca
Title: Secretary

HAWTHORNE HYDROPONICS LLC

By: __/s/ IVAN C. SMITH________________
Name: Ivan C. Smith
Title: Secretary

HGCI, INC.

By: __/s/ AIMEE M. DELUCA________________
Name: Aimee M. DeLuca
Title: Vice President

THE HAWTHORNE GARDENING COMPANY

By: __/s/ IVAN C. SMITH________________
Name: Ivan C. Smith
Title: Secretary

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company

Acknowledged and Agreed: JPMORGAN CHASE BANK, N.A., as Administrative Agent By:___/s/ TONY YUNG_______________________ Name: Tony Yung Title: Executive Director
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Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement dated as of October 29, 2015
The Scotts Miracle-Gro Company